DELAWARE GROUP DECATUR INCOME FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       ONE
       YEAR
--------------
                   1
            $1000(1 - T) = $1,224.69


T =         22.47%

       LIFE
     OF FUND
--------------
                   1.00547945
            $1000(1 - T) = $1,233.68


T =         23.23%

DELAWARE GROUP DECATUR INCOME FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       ONE
       YEAR
---------------
                   1
            $1000(1 - T) = $1,234.69


T =         23.47%

       LIFE
     OF FUND
---------------
                   1.00547945
            $1000(1 - T) = $1,233.68


T =         23.23%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                              $1,000.00
Beginning OFFER                                    $19.11
Initial Shares                                     52.329


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
  1996            52.329            $0.135           0.000              52.675
--------------------------------------------------------------------------------







Ending Shares                                         52.675
Ending NAV                                  x         $21.33
                                                   ---------
                                                   $1,123.56
Less CDSC                                             $10.00
                                                   ---------

Investment Return                                  $1,113.56


Total Return Performance
------------------------
Investment Return                                  $1,113.56
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $113.56 / $1,000.00 x 100



Total Return:                                          11.36%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning OFFER                                       $19.11
Initial Shares                                        52.329


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           52.329            $0.135           0.000            52.675
--------------------------------------------------------------------------------






Ending Shares                                         52.675
Ending NAV                                     x      $21.33
                                                   ---------
Investment Return                                  $1,123.56





Total Return Performance
------------------------
Investment Return                                  $1,123.56
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $123.56 / $1,000.00 x 100



Total Return:                                          12.36%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning OFFER                                       $19.30
Initial Shares                                        51.813


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996          51.813            $0.270           0.000              52.528
--------------------------------------------------------------------------------







Ending Shares                                        52.528
Ending NAV                                    x      $21.33
                                                  ---------
                                                  $1,120.42
Less CDSC                                            $10.00
                                                  ---------

Investment Return                                 $1,110.42


Total Return Performance
------------------------
Investment Return                                 $1,110.42
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $110.42 / $1,000.00 x 100



Total Return:                                        11.04%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


  Initial Investment                               $1,000.00
  Beginning OFFER                                     $19.30
  Initial Shares                                      51.813


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           51.813            $0.270           0.000           52.528
  ------------------------------------------------------------------------------







  Ending Shares                                      52.528
  Ending NAV                                 x       $21.33
                                                  ---------
  Investment Return                               $1,120.42







  Total Return Performance
  ------------------------
  Investment Return                               $1,120.42
  Less Initial Investment                         $1,000.00
                                                  ---------
                                                    $120.42 / $1,000.00 x 100



  Total Return:                                       12.04%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning OFFER                                       $18.76
Initial Shares                                        53.305


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           53.305           $0.405           0.000             54.424
--------------------------------------------------------------------------------







Ending Shares                                         54.424
Ending NAV                                   x        $21.33
                                                   ---------
Investment Return                                  $1,160.86





Total Return Performance
------------------------
Investment Return                                  $1,160.86
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $160.86 / $1,000.00 x 100



Total Return:                                          16.09%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $18.76
Initial Shares                                       53.305


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           53.305            $0.405           0.000            54.424
--------------------------------------------------------------------------------







Ending Shares                                       54.424
Ending NAV                                    x     $21.33
                                                 ----------
                                                 $1,160.86
Less CDSC                                           $10.00
                                                 ----------

Investment Return                                $1,150.86


Total Return Performance
------------------------
Investment Return                                $1,150.86
Less Initial Investment                          $1,000.00
                                                 ----------
                                                   $150.86 / $1,000.00 x 100



Total Return:                                        15.09%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $18.76
Initial Shares                                       53.305


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           53.305           $1.890           0.000             57.885
-------------------------------------------------------------------------------







Ending Shares                                   57.885
Ending NAV                              x       $21.33
                                             ----------
                                             $1,234.69
Less CDSC                                       $10.00
                                             ----------

Investment Return                            $1,224.69


Total Return Performance
------------------------
Investment Return                            $1,224.69
Less Initial Investment                      $1,000.00
                                             ----------
                                               $224.69 / $1,000.00 x 100



Total Return:                                    22.47%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $18.76
Initial Shares                                       53.305


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           53.305           $1.890             0.000            57.885
--------------------------------------------------------------------------------







Ending Shares                                        57.885
Ending NAV                                   x       $21.33
                                                  ---------
Investment Return                                 $1,234.69





Total Return Performance
------------------------
Investment Return                                 $1,234.69
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $234.69 / $1,000.00 x 100



Total Return:                                         23.47%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning OFFER                                        $19.15
Initial Shares                                         52.219


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1995            52.219          $0.045            0.000             52.342
--------------------------------------------------------------------------------
   1996            52.342          $1.890            0.000             57.838
--------------------------------------------------------------------------------






Ending Shares                                       57.838
Ending NAV                                  x       $21.33
                                                 ---------
                                                 $1,233.68
                                                 ---------
Less CDSC                                            $0.00
                                                 ---------

Investment Return                                $1,233.68


Total Return Performance
------------------------
Investment Return                                $1,233.68
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $233.68 / $1,000.00 x 100



Total Return:                                        23.37%

DELAWARE GROUP DECATUR INCOME FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $19.15
Initial Shares                                       52.219


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
    1996          52.219           $0.045            0.000             52.342
--------------------------------------------------------------------------------
    1996          52.342           $1.890            0.000             57.838
--------------------------------------------------------------------------------






Ending Shares                                       57.838
Ending NAV                                  x       $21.33
                                                 ---------
Investment Return                                $1,233.68





Total Return Performance
------------------------
Investment Return                                $1,233.68
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $233.68 / $1,000.00 x 100



Total Return:                                        23.37%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       ONE
       YEAR
--------------
                   1
            $1000(1 - T) = $1,230.42


T =         23.04%

       LIFE
     OF FUND
--------------
                   1.00547945
            $1000(1 - T) = $1,240.42


T =         23.90%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       ONE
       YEAR
---------------
                   1
            $1000(1 - T) = $1,240.42


T =         24.04%

       LIFE
     OF FUND
---------------
                   1.00547945
            $1000(1 - T) = $1,240.42


T =         23.90%

DELAWARE GROUP DECATUR TOTAL RETURN INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       TEN
      YEARS
---------------
                   10
            $1000(1 - T) = $3,452.91


T =         13.19%

DELAWARE GROUP DECATUR TOTAL RETURN FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       TEN
      YEARS
----------------
                   10
            $1000(1 - T) = $3,419.06


T =         13.08%

DELAWARE GROUP DECATUR TOTAL RETURN FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       TEN
      YEARS
--------------
                   10
            $1000(1 - T) = $3,257.65


T =         12.54%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning OFFER                                                           $15.43
Initial Shares                                                            64.809


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.809            $0.060           0.000             65.052
--------------------------------------------------------------------------------







Ending Shares                                       65.052
Ending NAV                                     x    $17.43
                                                 ---------
Investment Return                                $1,133.86





Total Return Performance
------------------------
Investment Return                                $1,133.86
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $133.86 / $1,000.00 x 100



Total Return:                                        13.39%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning OFFER                                       $15.43
Initial Shares                                        64.809


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.809            $0.060           0.000             65.052
--------------------------------------------------------------------------------







Ending Shares                                    65.052
Ending NAV                                 x     $17.43
                                              ---------
                                              $1,133.86
Less CDSC                                        $10.00
                                              ---------

Investment Return                             $1,123.86


Total Return Performance
------------------------
Investment Return                             $1,123.86
Less Initial Investment                       $1,000.00
                                              ---------
                                                $123.86 / $1,000.00 x 100



Total Return:                                     12.39%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $15.57
Initial Shares                                       64.226


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.226            $0.120           0.000            64.718
--------------------------------------------------------------------------------







Ending Shares                                         64.718
Ending NAV                                      x     $17.43
                                                   ---------
Investment Return                                  $1,128.03





Total Return Performance
------------------------
Investment Return                                  $1,128.03
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $128.03 / $1,000.00 x 100



Total Return:                                          12.80%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $15.57
Initial Shares                                       64.226


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.226           $0.120           0.000              64.718
--------------------------------------------------------------------------------







Ending Shares                                       64.718
Ending NAV                                   x      $17.43
                                                 ----------
                                                 $1,128.03
Less CDSC                                           $10.00
                                                 ----------

Investment Return                                $1,118.03


Total Return Performance
------------------------
Investment Return                                $1,118.03
Less Initial Investment                          $1,000.00
                                                 ----------
                                                   $118.03 / $1,000.00 x 100



Total Return:                                        11.80%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $15.11
Initial Shares                                       66.181


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           66.181           $0.180           0.000              66.951
--------------------------------------------------------------------------------







Ending Shares                                          66.951
Ending NAV                                       x     $17.43
                                                    ---------
Investment Return                                   $1,166.96





Total Return Performance
------------------------
Investment Return                                   $1,166.96
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $166.96 / $1,000.00 x 100



Total Return:                                           16.70%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $15.11
Initial Shares                                       66.181


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           66.181             $0.180          0.000             66.951
--------------------------------------------------------------------------------







Ending Shares                                       66.951
Ending NAV                                    x     $17.43
                                                 ----------
                                                 $1,166.96
Less CDSC                                           $10.00
                                                 ----------

Investment Return                                $1,156.96


Total Return Performance
------------------------
Investment Return                                $1,156.96
Less Initial Investment                          $1,000.00
                                                 ----------
                                                   $156.96 / $1,000.00 x 100



Total Return:                                        15.70%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $15.61
Initial Shares                                       64.061


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.061            $1.605           0.000             71.166
--------------------------------------------------------------------------------







Ending Shares                                        71.166
Ending NAV                                      x    $17.43
                                                  ---------
Investment Return                                 $1,240.42





Total Return Performance
------------------------
Investment Return                                 $1,240.42
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $240.42 / $1,000.00 x 100



Total Return:                                         24.04%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $15.61
Initial Shares                                       64.061


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.061            $1.605          0.000             71.166
--------------------------------------------------------------------------------







Ending Shares                                       71.166
Ending NAV                                     x    $17.43
                                                 ---------
                                                 $1,240.42
Less CDSC                                           $10.00
                                                 ---------

Investment Return                                $1,230.42


Total Return Performance
------------------------
Investment Return                                $1,230.42
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $230.42 / $1,000.00 x 100



Total Return:                                        23.04%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $15.61
Initial Shares                                       64.061


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.061            $1.605           0.000             71.166
--------------------------------------------------------------------------------







Ending Shares                                       71.166
Ending NAV                                    x     $17.43
                                                 ---------
Investment Return                                $1,240.42





Total Return Performance
------------------------
Investment Return                                $1,240.42
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $240.42 / $1,000.00 x 100



Total Return:                                        24.04%

DELAWARE GROUP DECATUR TOTAL RETURN FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                 $1,000.00
Beginning OFFER                                       $15.61
Initial Shares                                        64.061


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1996           64.061           $1.605            0.000            71.166
--------------------------------------------------------------------------------







Ending Shares                                     71.166
Ending NAV                                  x     $17.43
                                               ----------
                                               $1,240.42
Less CDSC                                          $0.00
                                               ----------

Investment Return                              $1,240.42


Total Return Performance
------------------------
Investment Return                              $1,240.42
Less Initial Investment                        $1,000.00
                                               ----------
                                                 $240.42 / $1,000.00 x 100



Total Return:                                      24.04%

DELAWARE GROUP DECATUR TOTAL RETURN INSTITUTIONAL
TOTAL RETURN PERFORMANCE
TEN YEARS
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $10.29
Initial Shares                                       97.182


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1987            97.182          $0.260            0.000              99.473
--------------------------------------------------------------------------------
   1988           103.098          $0.370            0.000             103.098
--------------------------------------------------------------------------------
   1989           107.266          $0.490            0.000             107.266
--------------------------------------------------------------------------------
   1990           116.403          $1.070            0.000             116.403
--------------------------------------------------------------------------------
   1991           122.006          $0.580            0.000             122.006
--------------------------------------------------------------------------------
   1992           126.782          $0.520            0.000             126.782
--------------------------------------------------------------------------------
   1993           141.417          $1.500            0.000             141.417
--------------------------------------------------------------------------------
   1994           165.210          $2.110            0.000             165.210
--------------------------------------------------------------------------------
   1995           176.171          $0.820            0.000             176.171
--------------------------------------------------------------------------------
   1996           196.523          $1.675            0.000             196.523
--------------------------------------------------------------------------------



Ending Shares                                      196.523
Ending NAV                                     x    $17.57
                                                 ---------
Investment Return                                $3,452.91





Total Return Performance
------------------------
Investment Return                                $3,452.91
Less Initial Investment                          $1,000.00
                                                 ---------
                                                 $2,452.91 / $1,000.00 x 100



Total Return:                                       245.29%

DELAWARE GROUP DECATUR TOTAL RETURN FUND A
TOTAL RETURN PERFORMANCE
TEN YEARS
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                        $10.29
Initial Shares                                       97.182


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
    1987            97.182          $0.260            0.000             99.473
--------------------------------------------------------------------------------
    1988           103.098          $0.370            0.000            103.098
--------------------------------------------------------------------------------
    1989           107.266          $0.490            0.000            107.266
--------------------------------------------------------------------------------
    1990           116.403          $1.070            0.000            116.403
--------------------------------------------------------------------------------
    1991           122.006          $0.580            0.000            122.006
--------------------------------------------------------------------------------
    1992           126.782          $0.520            0.000            126.782
--------------------------------------------------------------------------------
    1993           141.418          $1.500            0.000            141.418
--------------------------------------------------------------------------------
    1994           164.989          $2.090            0.000            164.989
--------------------------------------------------------------------------------
    1995           175.377          $0.780            0.000            175.377
--------------------------------------------------------------------------------
    1996           195.152          $1.635            0.000            195.152
--------------------------------------------------------------------------------



Ending Shares                                      195.152
Ending NAV                                     x    $17.52
                                                 ---------
Investment Return                                $3,419.06





Total Return Performance
------------------------
Investment Return                                $3,419.06
Less Initial Investment                          $1,000.00
                                                 ---------
                                                 $2,419.06 / $1,000.00 x 100



Total Return:                                       241.91%

DELAWARE GROUP DECATUR TOTAL RETURN FUND A
TOTAL RETURN PERFORMANCE
TEN YEARS

--------------------------------------------------------------------------------

Initial Investment                                $1,000.00
Beginning OFFER                                      $10.80
Initial Shares                                       92.593


   Fiscal        Beginning         Dividends      Reinvested         Cumulative
    Year           Shares         for Period         Shares            Shares

--------------------------------------------------------------------------------
   1987           92.593           $0.260           0.000               94.777
--------------------------------------------------------------------------------
   1988           98.232           $0.370           0.000               98.232
--------------------------------------------------------------------------------
   1989          102.202           $0.490           0.000              102.202
--------------------------------------------------------------------------------
   1990          110.908           $1.070           0.000              110.908
--------------------------------------------------------------------------------
   1991          116.246           $0.580           0.000              116.246
--------------------------------------------------------------------------------
   1992          120.796           $0.520           0.000              120.796
--------------------------------------------------------------------------------
   1993          134.741           $1.500           0.000              134.741
--------------------------------------------------------------------------------
   1994          157.200           $2.090           0.000              157.200
--------------------------------------------------------------------------------
   1995          167.097           $0.780           0.000              167.097
--------------------------------------------------------------------------------
   1996          185.939           $1.635           0.000              185.939
--------------------------------------------------------------------------------



Ending Shares                                      185.939
Ending NAV                                     x    $17.52
                                                 ----------

Investment Return                                $3,257.65





Total Return Performance
------------------------
Investment Return                                $3,257.65
Less Initial Investment                          $1,000.00
                                                 ----------
                                                 $2,257.65 / $1,000.00 x 100



Total Return:                                       225.77%